SEMI-ANNUAL REPORT               MARCH 31, 1997

                                     (LOGO)

                                    PRUDENT
                                      BEAR
                                      FUND

PRUDENT BEAR FUND

                                                                    March 1997

Dear Shareholders

This completes our first fifteen months of the Prudent Bear Fund, and the month of March was one of our best yet in terms of performance. The Fund's return for the six months ended 3/31/97 was 1.6%. This compared favorably to a return for the S&P 500 of +11.2%, and -0.3%, for the NASDAQ Composite, given that the Fund was invested mostly in short sales over the period. We were especially pleased with our performance for the short market downturn from 1/23/97 to 3/31/97. Over this period, the S&P 500 declined by 2.6%, the NASDAQ fell by 11.4%, and the Prudent Bear Fund gained 10.8%. This was one of the most significant market sell-offs since 1990, but the Dow Jones average still corrected by less than 10%.

Mutual fund investors continue to pour money into the market, but at a much slower rate than last year and many mutual fund investors have seen their investment decline by more than 25% over the last nine months. We believe that this slowdown in fund inflows is important because there really are no valuation underpinnings to the current stock market. By every measure except the cyclically-distorted and sometimes-manipulated price/earnings (P/E) ratio, the market's current valuation stands at all-time record levels. Historically, investors have not earned high returns by buying at a record valuation level and holding until a new record high is attained. Much more money has been made by buying low and selling high, which certainly makes common sense, but this principle does eventually require a "sale." It is also logically intuitive that investors don't usually earn high profits by following what everyone else is doing. This fact makes it more obvious that we stand very close to a market peak, since nearly everyone is now invested in the stock market.

Even the Chairman of the Federal Reserve Board, Alan Greenspan, is concerned about the stock market's valuation level and the surrounding mania. Mr. Greenspan is a professional who chooses each word very carefully for his prepared speeches. In his speech this Spring, Mr. Greenspan referred to the stock market as a "BUBBLE," and he also expressed concern about the "irrational exuberance" in the market. Only twice before in history, has the Federal Reserve chairman chosen to "talk down" and warn investors about the stock market. Those warnings, which occurred in 1929 and 1965, were both ridiculed at the time. However, both warnings were followed within a year by the advent of longer-term bear markets where it required investors more than two decades to recover their initial investment in inflation-adjusted dollars. The importance of what Mr. Greenspan said cannot be underestimated, as well as recent cautious statements about the market by Warren Buffet and "perma-bull" John Templeton. We believe that all of these well-respected individuals are essentially saying that we are close to the end, and that no one knows how much longer the bull market can last, but that we are in a period where it requires a "greater fool" to keep buying to keep the market rising. This is characteristic of a "bubble", and is a classic requirement of a "pyramid scheme". This is a very dangerous time to be investing in the stock market, and investors should carefully consider their asset allocation and should reduce their exposure to equities.

The economy grew strongly in the 1st quarter and inflation has remained tame. This seems like the best of all possible worlds, but investors forget that historically the most severe bear markets have started in periods of low inflation. The Federal Reserve chose to raise interest rates because Mr. Greenspan was concerned about wage rates rising and the economy growing too quickly, causing inflation to return. Corporate profits have grown much faster than sales in the 1990's largely because of slower growth in wage and salaries, greater use of stock options and interest rate reductions, thus allowing profits to grow as a percentage of revenue. Now, labor cost pressures are increasing. The "bulls" have argued that we will not have any more recessions because businesses now keep their inventory in-line and therefore there will be no more inventory cycles. We believe that the next recession could be caused from a decline in consumer spending brought on by a deteriorating consumer debt situation and/or a falling stock market. Shifting from an environment of expansive consumer credit to a tightening environment could cause a dramatic slowdown in the economy. We also would not be surprised if the market decline began due to the Fed continuing to raise rates, a slowdown in corporate profits, higher long-term interest rates potentially caused by a falling dollar, or the high tech sector disappointing investors. No one can predict exactly what will emerge as the catalyst for the secular bear market that we fully expect to occur, but we are confident that investors should prepare themselves for the possibility for such a decline.

It is very lonely to be a "bear" in a mania-like bull market. Caution is usually ridiculed at market tops. In a period like the present, to be cautious is both realistic and prudent. Investors make the most money investing in stocks when the overall market is cheap, and they earn the lowest returns or suffer the largest losses when the market is the most expensive. This principle has yet to be learned by the 80% of mutual fund investors who have entered the market since 1990.

Prudent Bear investors need not be convinced that a significant market decline lies ahead. An investment in the Prudent Bear Fund can serve as an ideal vehicle to reduce the allocation to stocks to reduce risk just in case the market does not continue to rise 20% per year. If the market continues to go up, and our Fund should lose money, then these losses should be considered as a lost "opportunity cost" of not being more fully invested. This is similar to having to pay for health or homeowners' insurance that we didn't need during one year. Reducing your allocation to stocks through the use of a portfolio of short sales is a technique that has been used by the wealthiest of investors for decades. We are more confident than ever that now is a time for caution. We appreciate your continued confidence.

          /s/David W. Tice
          David W. Tice



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

ASSETS:
  Investments, at value (cost $19,584,001)                 $19,357,620
  Receivable from broker for proceeds
    on securities sold short                                16,602,361
  Receivable for investments sold                               47,663
  Interest receivable                                           12,453
  Organizational expenses, net of
    accumulated amortization                                    22,732
  Other assets                                                  29,767
                                                           -----------
  Total Assets                                              36,072,596
                                                           -----------
LIABILITIES:
  Securities sold short, at value
    (Proceeds of $14,905,566)                               13,398,968
  Payable for securities purchased                             540,092
  Options written, at value
    (Premiums received $124,289)                               107,625
  Payable to Adviser                                            45,638
  Accrued expenses and other liabilities                        39,001
                                                           -----------
  Total Liabilities                                         14,131,324
                                                           -----------
NET ASSETS                                                 $21,941,272
                                                           ===========

NET ASSETS CONSIST OF:
  Capital stock                                            $22,088,180
  Accumulated undistributed net
    investment income                                          109,456
  Accumulated undistributed net realized loss
    on investments sold, securities sold short
    and option contracts expired or closed                 (1,553,245)
  Net unrealized appreciation
    (depreciation) on:
      Investments                                            (226,381)
      Short positions                                        1,506,598
      Written options                                           16,664
                                                           -----------
  Total Net Assets                                         $21,941,272
                                                           ===========

  Shares outstanding
    (250,000,000 shares of $.0001
      par value authorized)                                  2,476,950
  Net Asset Value, Redemption Price
    and Offering Price Per Share                                 $8.86
                                                                 =====


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997
(UNAUDITED)

INVESTMENT INCOME:
  Interest income                                             $383,458
  Dividend income on long positions                              8,050
                                                           -----------
  Total investment income                                      391,508
                                                           -----------

EXPENSES:
  Investment advisory fee                                       72,423
  Administration fee                                            13,070
  Shareholder servicing and accounting costs                    25,220
  Custody fees                                                   4,706
  Federal and state registration                                21,602
  Professional fees                                             22,692
  Reports to shareholders                                        8,056
  Directors' fees and expenses                                     431
  Amortization of organizational expenses                        2,999
  Distribution expense                                          14,485
  Other                                                            654
                                                           -----------
  Total operating expenses before
    reimbursement and dividends on
    short positions                                            186,338
  Less: Reimbursement from Adviser                            (26,785)
                                                           -----------
  Net expenses before dividends on
    short positions                                            159,553
  Dividends on short positions                                  15,739
                                                           -----------
  Total expenses                                               175,292
                                                           -----------
  NET INVESTMENT INCOME                                        216,216
                                                           -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized (loss) on:
      Long transactions                                      (159,282)
      Short transactions                                   (1,018,870)
      Option contracts expired or closed                     (345,697)
  Change in unrealized appreciation
    (depreciation) on:
      Investments                                            (185,706)
      Short positions                                        1,986,316
      Written options                                           16,664
                                                           -----------
  Net realized and unrealized
    gain on investments                                        293,425
                                                           -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $ 509,641
                                                           ===========

                     See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS
                                       October 1, 1996   December 28, 1995<F1>
                                           through              through
                                       March 31, 1997     September 30, 1996
                                       --------------     ------------------
OPERATIONS:                              (Unaudited)
  Net investment income                  $   216,216         $    71,915
  Net realized gain (loss):
    Long transactions                      (159,282)              19,578
    Short transactions                   (1,018,870)            (16,081)
    Option contracts expired or closed     (345,697)            (32,228)
  Change in unrealized
  appreciation (depreciation) on:
    Investments                            (185,706)            (40,675)
    Short positions                        1,986,316           (479,718)
    Written options                           16,664                   -
                                         -----------         -----------
  Net increase (decrease) in net
  assets resulting from operations           509,641           (477,209)
                                         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME               (183,831)                   -
                                         -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold               23,878,640           9,649,045
  Shares issued to holders in
    reinvestment of dividends                137,320                   -
  Cost of shares redeemed                (9,726,153)         (1,846,181)
                                         -----------         -----------
  Net increase in net assets
    resulting from
    capital share transactions            14,289,807           7,802,864
                                         -----------         -----------

TOTAL INCREASE IN NET ASSETS              14,615,617           7,325,655
NET ASSETS:
    Beginning of period                    7,325,655                   0
                                         -----------         -----------
    End of period (including
      undistributed net
      investment income of $109,456
      and $74,973, respectively)         $21,941,272          $7,325,655
                                         ===========         ===========

<F1> Commencement of operations.

                     See notes to the financial statements.



FINANCIAL HIGHLIGHTS

                                       October 1, 1996   December 28, 1995<F1>
                                           through              through
                                       March 31, 1997     September 30, 1996
Per Share Data:                        --------------     ------------------
                                         (Unaudited)
  Net asset value, beginning
    of period                                  $8.88              $10.00
                                         -----------         -----------

Income from investment operations:
  Net investment income<F2>                     0.16<F3>            0.09
  Net realized and unrealized
    (losses) on investments                    (0.03)              (1.21)
                                         -----------         -----------
  Total from investment operations              0.13               (1.12)
                                         -----------         -----------
Less distributions from net
  investment income                            (0.15)                  -
                                         -----------         -----------
Net asset value, end of period                 $8.86               $8.88
                                         ===========         ===========
Total return<F4>                                1.56%             -11.20%
Supplemental data and ratios:
  Net assets, end of period              $21,941,272          $7,325,655
Ratio of operating expenses to
  average net assets<F5><F6><F7>                2.75%               2.75%
Ratio of dividends on short positions
  to average net assets<F6>                     0.27%               0.34%
Ratio of net investment income to
  average net assets<F6><F7>                    3.73%               4.07%
Portfolio turnover rate<F4>                    96.20%              91.31%
Average commission rate paid                 $0.0550             $0.0502

<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the periods ended March 31, 1997 and September 30, 1996 was $0.16 and $0.10, respectively.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended March 31, 1997 and September 30, 1996 was 3.02% and 3.09%, respectively.
<F6> Annualized.
<F7> Without expense reimbursements of $26,785 and $104,260 for the periods ended March 31, 1997 and September 30, 1996, respectively, the ratio of operating expenses to average net assets would have been 3.22% and 8.64% and the ratio of net investment income to average net assets would have been 3.26% and (1.83)%.

                     See notes to the financial statements.



SCHEDULE OF INVESTMENTS
MARCH 31, 1997
(UNAUDITED)

    SHARES                                                     VALUE
    ------                                                     -----
             MUTUAL FUNDS - 2.3%*
   $500,000  Portico Institutional Money Market Fund<F1>
               (Cost $500,000)                              $  500,000
                                                            ----------

             COMMON STOCKS - 19.8%*
             BASIC MATERIALS - 1.0%*
     11,700  Stillwater Mining Company**                       229,613
                                                            ----------

             CAPITAL GOODS - 3.3%*
     35,600  Astrotech International Corporation**<F1>         220,275
     60,000  Baldwin Technology Company, Inc.**<F1>            187,500
     10,000  Durakon Inds Inc.**                               113,750
     18,300  Harding Lawson Associates Group**                 125,813
     20,000  Utilx Corporation**                                87,500
                                                            ----------
                                                               734,838
                                                            ----------

             CONSUMER-CYCLICAL - 2.8%*
     45,000  ADDvantage Media Group, Inc.**                    239,062
      7,800  Boomtown, Inc.**<F1>                               55,575
      8,300  Fedders Corporation<F1>                            48,762
      5,500  Hagger Corporation                                 77,344
      5,000  Hollywood Park, Inc.**<F1>                         64,375
      4,000  Jackpot Enterprises, Inc.                          40,000
     15,600  Serv-Tech, Inc.**<F1>                              84,825
                                                            ----------
                                                               609,943
                                                            ----------

             CONSUMER STAPLES  - 0.8%*
        700  Clorox Company<F1><F2>                             78,488
      7,100  Iwerks Entertainment, Inc.**                       32,838
      4,400  Sullivan Dental Products, Inc.                     64,350
                                                            ----------
                                                               175,676
                                                            ----------

             ENERGY - 0.4%*
      8,000  American Oilfield Divers, Inc.**<F1>               90,000
                                                            ----------

             FINANCIALS - 0.6%*
      3,800  Hilb, Rogal & Hamilton Company                     51,775
      1,700  The PMI Group, Inc.<F1><F2>                        85,213
                                                            ----------
                                                               136,988
                                                            ----------

             HEALTH CARE - 1.1%*
    100,000  Cortech, Inc.<F1>                                  87,500
      3,400  IDEXX Laboratories, Inc.**<F2>                     47,600
     12,000  U.S. Diagnostic, Inc.**<F1><F2>                    97,500
                                                            ----------
                                                               232,600
                                                            ----------

             TECHNOLOGY - 9.1%*
     15,600  ANTEC Corporation**<F1>                           122,850
     20,000  Applied Signal Technology, Inc.**                  90,000
      3,000  Ascend Communications, Inc.**<F2>                 122,250
      3,500  Atmel Corporation**<F2>                            83,781
     15,000  Caere Corporation**                               106,875
     15,500  Cirrus Logic, Inc.**<F1><F2>                      187,937


    SHARES                                                     VALUE
    ------                                                     -----
      3,000  Cisco Systems, Inc.**<F2>                     $   144,375
      4,400  COMFORCE Corporation**<F2>                         34,100
      9,000  Data Dimensions, Inc.**<F1>                       210,375
      3,900  Gateway 2000, Inc.**<F2>                          199,875
     14,000  Gilbert Associates Inc.<F1>                       238,000
     10,000  Paging Network, Inc.**<F1><F2>                     81,250
     15,400  Trident Microsystems, Inc.**<F2>                  207,900
      2,000  Western Digital Corporation**<F2>                 113,250
      1,200  Xylan Corporation**<F2>                            23,100
     16,000  Zycad Corporation**<F2>                            26,500
                                                            ----------
                                                             1,992,418
                                                            ----------

             TRANSPORTATION - 0.7%*
      7,300  America West Airlines, Inc. - Class B**<F1>       114,062
      5,300  Western Pacific Airlines, Inc.**<F1>               35,775
                                                            ----------
                                                               149,837
                                                            ----------
             TOTAL COMMON STOCKS
               (Cost $4,609,703)                             4,351,913
                                                            ----------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
             PUT OPTIONS PURCHASED - 1.4%*
             Kulicke & Soffa Ind
        300     Expiration April 1997,
                Exercise Price $15.00                            3,750
        200     Expiration April 1997,
                Exercise Price $17.50                            5,000
             MBIA Inc.
        100     Expiration May 1997,
                Exercise Price $85.00                            9,375
         48     Expiration May 1997,
                Exercise Price $90.00                            9,300
         50  Morgan Stanley & Company High Tech Index
                Expiration June 1997,
                Exercise Price $350.00                          98,750
        200  S&P 500 Index
                Expiration June 1997,
                Exercise Price $700.00                         175,000
                                                            ----------
             TOTAL PUT OPTIONS PURCHASED
                (Cost $269,183)                                301,175
                                                            ----------


SCHEDULE OF INVESTMENTS (CONT.)
MARCH 31, 1997
(UNAUDITED)

  PRINCIPAL
   AMOUNT                                                      VALUE
  --------                                                     -----
             SHORT-TERM INVESTMENTS - 64.7%*
             U.S. TREASURIES - 55.6%*<F1>
             U.S. Treasury Bills:
 $2,000,000  4.92%, 05/15/1997                             $ 1,987,973
  2,900,000  4.96%, 05/22/1997                               2,879,787
  3,200,000  5.64%, 05/29/1997                               3,173,810
  4,200,000  6.59%, 06/05/1997                               4,160,793
                                                            ----------
             TOTAL U.S. TREASURIES                          12,202,363
                                                            ----------

             VARIABLE RATE DEMAND NOTES - 9.1%*
    698,524  Johnson Controls, Inc.                            698,524
    392,645  Sara Lee Corporation                              392,645
    573,000  American Family Financial Services, Inc.          573,000
    338,000  Wisconsin Electric Power Co.                      338,000
                                                            ----------
             TOTAL VARIABLE RATE DEMAND NOTES                2,002,169
                                                            ----------

             TOTAL SHORT-TERM INVESTMENTS
                (Cost $14,205,115)                          14,204,532
                                                            ----------

             TOTAL INVESTMENTS
                (Cost $19,584,001)                         $19,357,620
                                                            ==========

  *   Calculated as a percentage of net assets.
 **   Non-income producing security.
<F1>  All or a portion of the securities have been committed as collateral for open short positions and written options.
<F2>  Shares are held to cover all or a portion of a corresponding short position.

                     See notes to the financial statements.



SCHEDULE OF CALL OPTIONS WRITTEN
MARCH 31, 1997
(UNAUDITED)

CONTRACTS (100 SHARES PER CONTRACT)                            VALUE
-----------------------------------                            -----
        150  Kulicke & Soffa Ind
               Expiration April 1997,
                Exercise Price $20.00                          $31,875
         40  MBIA Inc.
                Expiration May 1997,
                Exercise Price $100.00                           9,500
                                                            ----------
             TOTAL CALL OPTIONS WRITTEN
                (Premiums received $70,191)                    $41,375
                                                            ==========



SCHEDULE OF PUT OPTIONS WRITTEN
MARCH 31, 1997
(UNAUDITED)
CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
        200  S&P 500 Index
                Expiration June 1997,
                Exercise Price $650.00
                 (Premiums received $54,098)                   $66,250
                                                               =======

                     See notes to the financial statements.



SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997
(UNAUDITED)

     SHARES                                                      VALUE
     -----                                                       -----
     13,000  Accustaff, Inc.                               $   217,750
      5,100  Advanta Corporation - Class A                     137,062
      1,050  Advanta Corporation - Class B                      27,169
      4,500  Affiliated Computer Services, Inc.                102,937
      6,000  Aphton Corporation                                 84,000
      6,500  Applebee's International, Inc.                    156,812
      2,000  Arrow International, Inc.                          60,500
      3,000  Ascend Communications, Inc.                       122,250
      3,500  Atmel Corporation                                  83,781
     18,000  Axciom Corporation                                258,750
      4,000  Banc One Corporation                              159,000
      3,500  Becton Dickinson and Company                      157,500
     10,400  Belco Oil & Gas Corporation                       188,500
      7,400  Black & Decker Corporation                        237,725
      6,700  CDW Computer Corporation Centers, Inc.            301,919
      2,700  CMAC Investment Corporation                        90,112
     14,300  CNS, Inc.                                         141,212
      1,520  Caterpillar Inc.                                  121,980
     20,000  Cellular Technical Services Company               181,250
     13,900  Chesapeake Energy Corporation                     290,162
      1,800  Circuit City Stores, Inc.                          60,075
     15,500  Cirrus Logic, Inc.                                187,937
      3,000  Cisco Systems, Inc.                               144,375
        700  Clorox Company                                     78,487
      4,400  COMFORCE Corporation                               34,100
      5,150  Compaq Computers Corporation                      394,619
     10,700  CompUSA, Inc.                                     168,525
      9,100  ContiFinancial Corporation                        282,100
     15,500  EchoStar Communications Corporation               317,750
      3,000  Franklin Resources, Inc.                          153,000
      3,900  Gateway 2000, Inc.                                199,875
     10,300  Gentex Corporation                                203,425
      4,600  HBO & Company                                     218,500
      6,400  Harley-Davidson, Inc.                             216,800
      1,800  Hershey Foods Corporation                          90,000
      3,400  IDEXX Laboratories, Inc.                           47,600
      1,600  International Business Machines Corporation       219,800
     15,500  Iomega Corporation                                251,875
      5,500  Level One Communications, Inc.                    151,250
      4,000  Lucent Technologies, Inc.                         211,000
      2,300  MBIA, Inc.                                        220,513
     10,000  MBNA Corporation                                  278,750

     SHARES                                                      VALUE
     -----                                                       -----
      4,500  Maxim Integrated Products, Inc.                $  217,688
      4,000  McAfee Associates, Inc.                           177,000
      3,000  McDonald's Corporation                            141,750
      5,800  Millipore Corporation                             245,775
     10,100  The Money Store, Inc.                             212,100
      4,000  Motorola, Inc.                                    241,500
     13,600  Natures Sunshine Product, Inc.                    197,200
      3,500  Novellus Systems, Inc.                            241,500
     13,800  Olympic Financial Ltd.                            127,650
     17,000  PLC Systems, Inc.                                 301,750
      3,750  The PMI Group, Inc.                               187,969
     28,100  Paging Network, Inc.                              228,313
      3,500  Paychex, Inc.                                     143,938
      8,800  Petsmart, Inc.                                    178,200
      1,900  Philip Morris Companies, Inc.                     216,838
      5,000  Polaroid Corporation                              198,750
      1,600  The Procter & Gamble Company                      184,000
      8,000  Richfield Holdings, Inc.                          150,000
     10,000  S3 Incorporated                                   130,000
     15,500  Safeskin Corporation                              280,938
      7,050  The Sports Authority, Inc.                        131,306
      5,200  Sunbeam Corporation, Inc.                         156,000
      5,400  Tommy Hilfiger Corporation                        282,150
     15,400  Trident Microsystems, Inc.                        207,900
      5,500  Ugly Duckling Corporation                         101,063
     10,500  United Companies Financial Corporation            216,563
      5,400  USAir Group, Inc.                                 132,300
     25,000  U.S. Diagnostic, Inc.                             203,125
      2,000  Western Digital Corporation                       113,250
      2,000  Wrigley (Wm) Jr Company                           116,750
      1,200  Xylan Corporation                                  23,100
      9,000  Yahoo! Inc.                                       253,125
     18,000  Zenith Electronics                                182,250
     16,000  Zycad Corporation                                  26,500
                                                            ----------
             TOTAL SECURITIES SOLD SHORT
               (Proceeds $14,905,566)                      $13,398,968
                                                            ==========

                     See notes to the financial statements.



NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on December 13, 1995. The Fund commenced operations on December 28, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $27,849, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Transactions with Brokers for Short Sales - Treasury and other liquid securities in the amount of $14,439,413 have been committed as collateral for open short investment positions and are on deposit in a segregated account with the custodian. The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require the broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     c) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

     d) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for hedging purposes.

     e) Written Option Accounting - The Fund writes call options for trading purposes and writes put options for hedging purposes. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs

NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

        from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

     f) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

     g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     h) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $149,080 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                    October 1, 1996      December 28, 1995
                                        through               through
                                     March 31, 1997     September 30, 1996
                                     --------------     ------------------
     Shares sold                         2,774,123           1,026,211
     Shares issued to holders in
       reinvestment of dividends            16,193                   -
     Shares redeemed                   (1,138,200)           (201,377)
                                       -----------           ---------
     Net increase                        1,652,116             824,834
                                       ===========           =========

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the period October 1, 1996 through March 31, 1997, were $4,721,382 and $857,741, respectively.

     At March 31, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                       $ 338,888
     (Depreciation)                      (661,858)
                                        ----------
     Net depreciation on investments    $(322,970)
                                        ==========

     At March 31, 1997, the cost of investments for federal income tax purposes was $19,680,590.

     At September 30, 1996, the Fund had accumulated net realized capital loss carryovers of $29,396 expiring in 2004. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.75% of the net assets of the Fund, computed on a daily basis.

     Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.


NOTES TO THE FINANCIAL STATEMENTS (continued)
(UNAUDITED)

5.   SHORT POSITIONS
     For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

6.   OPTION CONTRACTS WRITTEN
     The premium amount and the number of option contracts written during the period October 1, 1996 through March 31, 1997, were as follows:

                                       Premium Amount     Number of Contracts
                                       --------------     -------------------
     Options outstanding at
       September 30, 1996                 $      0                   -
     Options written                       124,289                 390
     Options closed                              -                   -
     Options exercised                           -                   -
     Options expired                             -                   -
                                          --------            --------
     Options outstanding at
       March 31, 1997                     $124,289                 390
                                          ========            ========

7.   SERVICE AND DISTRIBUTION PLAN
     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund made payments of $15,416 pursuant to the Plan for the six months ended March 31, 1997.


PRUDENT BEAR FUND

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 405
   DALLAS, TEXAS 75231
   HTTP://WWW.TICE.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT &
CUSTODIAN
   FIRSTAR TRUST COMPANY
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
   PRICE WATERHOUSE LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN